BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
The partnership accounts for business combinations using the acquisition method of accounting under IFRS 3, Business Combinations pursuant to which the cost of acquiring a business is allocated to its identifiable tangible and intangible assets and liabilities on the basis of the estimated fair values at the date of acquisition. Financial results of each transaction are included within the partnership’s consolidated statements of income from the dates of each acquisition.

On July 31, 2025, the partnership acquired a portfolio of hostels across Europe (“European Hostels”) for total consideration of €329 million ($376 million). Goodwill of $183 million was recognized which primarily represents certain deferred tax liabilities assumed on acquisition and the embedded value of the acquired operations. The goodwill recognized is not deductible for income tax purposes. The partnership also completed several individually immaterial acquisitions during 2025 for total consideration of $542 million. These acquisitions are primarily comprised of storage assets and a hotel acquired through an opportunistic real estate fund.

The following table summarizes the impact of business combinations during the year ended December 31, 2025:

(US$ Millions)	European Hostels(1)	Other(2)	Total
Date of Acquisition	7/31/2025	Various
Investment properties	$—	$361	$361
Property, plant and equipment	782	190	972
Goodwill	183	—	183
Intangible assets(3)	82	1	83
Accounts receivable and other	15	4	19
Cash and cash equivalents	21	7	28
Total assets	1,083	563	1,646
Less:
Debt obligations	(502)	—	(502)
Accounts payable and other	(84)	(15)	(99)
Deferred tax liabilities	(121)	(2)	(123)
Non-controlling interests	—	(4)	(4)
Net assets acquired	$376	$542	$918
Consideration(4)	376	542	918
Transaction costs	$(21)	$(10)	$(31)
(1)The valuation of property, plant and equipment, debt obligations, goodwill and intangible assets is still under evaluation by the partnership. Accordingly, this business combination has been accounted for on a provisional basis.
(2)The valuation of the investment property and certain liabilities is still under evaluation by the partnership. Accordingly, these business combinations have been accounted for on a provisional basis.
(3)See Note 10, Intangible Assets for more information on European Hostels.
(4)Includes consideration paid with funds received from issuance of non-controlling interests to certain institutional investors in Brookfield-sponsored real estate funds.

In the period from each acquisition date to December 31, 2025, the partnership recorded revenue and net loss in connection with these acquisitions of approximately $81 million and $11 million, respectively, excluding the impact of transaction costs. If the acquisitions had occurred on January 1, 2025, the partnership’s total revenue and net loss would have been $7,274 million and $317 million, respectively, for the year ended December 31, 2025, excluding the impact of transaction costs.

Acquisition-related transaction costs, which primarily relate to legal and consulting fees, are expensed as incurred in accordance with IFRS 3 and included in general and administrative expense on the consolidated income statement.